UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 17, 2022

Commission	Registrant; State of Incorporation;	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.

333-187692-06	FIRSTENERGY OHIO PIRB SPECIAL PURPOSE TRUST 2013	46-6795854
(Exact name of Issuing Entity)
(A Delaware Statutory Trust)

001-02323	THE CLEVELAND ELECTRIC ILLUMINATING COMPANY	34-0150020
(Exact name of sponsor, servicer and depositor as specified in its charter)
(An Ohio Corporation)

001-02578	OHIO EDISON COMPANY	34-0437786
(Exact name of sponsor, servicer and depositor as specified in its charter)
(An Ohio Corporation)

001-03583	THE TOLEDO EDISON COMPANY	34-4375005
(Exact name of sponsor, servicer and depositor as specified in its charter)
(An Ohio Corporation)

333-187692-03	CEI FUNDING LLC	46-1367273
(A Delaware Limited Liability Company)

333-187692-01	OE FUNDING LLC	46-1367425
(A Delaware Limited Liability Company)

333-187692-04	TE FUNDING LLC	46-1367453
(A Delaware Limited Liability Company)

c/o FirstEnergy Corp
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 6.02 Change of Servicer or Trustee.

Pursuant to an Assignment and Assumption Agreement, dated as of January 28, 2022, between U.S. Bank National Association, a national banking association (“U.S. Bank N.A.”) and U.S. Bank Trust Company, National Association, a national banking association (“U.S. Bank Trust Co.”) and as a result of the transfer of substantially all of U.S. Bank N.A.’s corporate trust business to U.S. Bank Trust Co., effective as of October 17, 2022, U.S. Bank Trust Co. succeeded U.S. Bank N.A. as the (i) certificate trustee (in such capacity, the “certificate trustee”) (including in its capacity as securities intermediary) under the certificate indenture, dated as of June 20, 2013 (the “certificate indenture”), between FirstEnergy Ohio PIRB Special Purpose Trust 2013, as certificate issuer, and the certificate trustee, and (ii) bond trustee (in such capacity, the “bond trustee”) (including in its capacity as securities intermediary) under the bond indentures, each dated as of June 20, 2013 (collectively, the “bond indentures”), between CEI Funding LLC, OE Funding LLC or TE Funding LLC, as applicable, as bond issuer, and the bond trustee. The duties and responsibilities of the certificate trustee and the bond trustee, limitations on the certificate trustee’s and the bond trustee’s liability and indemnification under the transaction documents, contractual provisions regarding the certificate trustee’s and the bond trustee’s removal, replacement or resignation under the transaction documents, and other information contemplated by Item 1109(a)(3) through (6) of Regulation AB remains unchanged from the information described in the final prospectus, dated June 12, 2013 and filed with the Securities and Exchange Commission on June 13, 2013.

U.S. Bank N.A. made a strategic decision to reposition its corporate trust business by transferring substantially all of its corporate trust business to its affiliate, U.S. Bank Trust Co., a non-depository trust company (U.S. Bank N.A. and U.S. Bank Trust Co. are collectively referred to herein as “U.S. Bank”). Upon U.S. Bank Trust Co.’s succession to the business of U.S. Bank N.A., it became a wholly owned subsidiary of U.S. Bank N.A. The certificate trustee and the bond trustee will maintain the accounts of the applicable issuer in the name of the certificate trustee or the bond trustee at U.S. Bank N.A.

U.S. Bancorp, with total assets exceeding $591 billion as of June 30, 2022, is the parent company of U.S. Bank N.A., the fifth largest commercial bank in the United States. As of June 30, 2022, U.S. Bancorp operated over 2,200 branch offices in 26 states. A network of specialized U.S. Bancorp offices across the nation provides a comprehensive line of banking, brokerage, insurance, investment, mortgage, trust and payment services products to consumers, businesses, and institutions.

U.S. Bank has one of the largest corporate trust businesses in the country with office locations in 48 domestic and two international cities. The certificate indenture and the bond indentures will be administered from U.S. Bank’s corporate trust office located at 190 South LaSalle Street, 7th Floor, Chicago, IL 60603.

U.S. Bank has provided corporate trust services since 1924. As of June 30, 2022, U.S. Bank was acting as trustee with respect to over 122,000 issuances of securities with an aggregate outstanding principal balance of over $5.5 trillion. This portfolio includes corporate and municipal bonds, mortgage-backed and asset-backed securities and collateralized debt obligations.

The certificate trustee shall make available to the certificateholders via the certificate trustee’s internet website at https://pivot.usbank.com all bond payments reports, certificate distribution reports, periodic reports and related information provided to the certificate trustee by the respective bond issuers or their respective sponsors. Certificateholders with questions may direct them to the certificate trustee’s bondholder services group at (800) 934-6802.

As of June 30, 2022, U.S. Bank (and its affiliate U.S. Bank Trust National Association) was acting as trustee, registrar and paying agent on several issuances of rate-payer backed securities.

U.S. Bank N.A. and other large financial institutions have been sued in their capacity as trustee or successor trustee for certain residential mortgage-backed securities (“RMBS”) trusts. The complaints, primarily filed by investors or investor groups against U.S. Bank N.A. and similar institutions, allege the trustees caused losses to investors as a result of alleged failures by the sponsors, mortgage loan sellers and servicers to comply with the governing agreements for these RMBS trusts. Plaintiffs generally assert causes of action based upon the trustees’ purported failures to enforce repurchase obligations of mortgage loan sellers for alleged breaches of representations and warranties, notify securityholders of purported events of default allegedly caused by breaches of servicing standards by mortgage loan servicers and abide by a heightened standard of care following alleged events of default.

U.S. Bank N.A. denies liability and believes that it has performed its obligations under the RMBS trusts in good faith, that its actions were not the cause of losses to investors, that it has meritorious defenses, and it has contested and intends to continue contesting the plaintiffs’ claims vigorously. However, U.S. Bank N.A. cannot assure you as to the outcome of any of the litigation, or the possible impact of these litigations on the trustee or the RMBS trusts.

On March 9, 2018, a law firm purporting to represent fifteen Delaware statutory trusts (the “DSTs”) that issued securities backed by student loans (the “Student Loans”) filed a lawsuit in the Delaware Court of Chancery against U.S. Bank N.A. in its capacities as indenture trustee and successor special servicer, and three other institutions in their respective transaction capacities, with respect to the DSTs and the Student Loans. This lawsuit is captioned The National Collegiate Student Loan Master Trust I, et al. v. U.S. Bank National Association, et al., C.A. No. 2018-0167- JRS (Del. Ch.) (the “NCMSLT Action”). The complaint, as amended on June 15, 2018, alleged that the DSTs have been harmed as a result of purported misconduct or omissions by the defendants concerning administration of the trusts and special servicing of the Student Loans. Since the filing of the NCMSLT Action, certain Student Loan borrowers have made assertions against U.S. Bank N.A. concerning special servicing that appear to be based on certain allegations made on behalf of the DSTs in the NCMSLT Action.

U.S. Bank N.A. has filed a motion seeking dismissal of the operative complaint in its entirety with prejudice pursuant to Chancery Court Rules 12(b)(1) and 12(b)(6) or, in the alternative, a stay of the case while other prior filed disputes involving the DSTs and the Student Loans are litigated. On November 7, 2018, the court ruled that the case should be stayed in its entirety pending resolution of the first-filed cases. On January 21, 2020, the court entered an order consolidating for pretrial purposes the NCMSLT Action and three other lawsuits pending in the Delaware Court of Chancery concerning the DSTs and the Student Loans, which remains pending.

U.S. Bank N.A. denies liability in the NCMSLT Action and believes it has performed its obligations as indenture trustee and special servicer in good faith and in compliance in all material respects with the terms of the agreements governing the DSTs and that it has meritorious defenses. It has contested and intends to continue contesting the plaintiffs’ claims vigorously.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2022

FIRSTENERGY OHIO PIRB SPECIAL PURPOSE TRUST 2013

By:	The Cleveland Electric Illuminating Company
Ohio Edison Company
The Toledo Edison Company,
as Administrative Trustees

THE CLEVELAND ELECTRIC ILLUMINATING COMPANY
OHIO EDISON COMPANY
THE TOLEDO EDISON COMPANY
CEI FUNDING LLC
OE FUNDING LLC
TE FUNDING LLC

By:	/s/ Jason J. Lisowski
Jason J. Lisowski Vice President and Controller